AGREEMENT OF LEASE

                                     Between

                             REGENT PARK ASSOCIATES
                                   As Landlord

                                       And

                                AMERICAN DISEASE
                              MANAGEMENT ASSOCIATES
                                    As Tenant

                              Dated: July 22, 1996

                                      INDEX

DEFINITIONS ..................................................................1
               ADDITIONAL RENT
               BASIC RENT
               BROKER
               BUILDING
               BUILDING HOLIDAY
               COMMENCEMENT DATE
               EXUSABLE DELAY
               GOVERNMENTAL AUTHORITY
               PARKING SPACES.................................................2
               PREMISES
               REAL PROPERTY
               RENTABLE AREA OF THE BUILDING
               RENTABLE AREA OF THE PREMISES
               SECURITY DEPOSIT
               STRUCTURAL REPAIRS
               TENANT'S PROPORTIONATE SHARE
               TERM
               TERMINATION DATE


ARTICLE I
       1.1     RENT...........................................................3

ARTICLE II
       2.1     USE............................................................3

ARTICLE III
       3.1     CHANGE OF COMMENCEMENT DATE ...................................4

ARTICLE IV
       4.1     ACCEPTANCE.....................................................4

ARTICLE V
       5.1     COMPLIANCE WITH LAWS AND
               INSURANCE REQUIREMENTS ........................................4

ARTICLE VI
       6.1     PERSONAL PROPERTY TAXES .......................................4

ARTICLE VII
       7.1     ADDITIONAL RENT................................................4
       7.2  TAXES.............................................................5
       7.3 OPERATING EXPENSES.................................................5
       7.4  LANDLORD'S STATEMENTS ............................................6

ARTICLE VIII
       8.1     RULES AND REGULATIONS .........................................6

ARTICLE IX
       9.1     LANDLORD'S RIGHT OF ENTRY .....................................7

ARTICLE X
       10.1  MAINTENANCE BY TENANT ...........................................7
       10.2  MAINTENANCE BY LANDLORD .........................................7

ARTICLE XI
       11.1  ALTERATIONS OR IMPROVEMENTS BY TENANT............................7

ARTICLE XII
       12.1  ASSIGNMENT AND SUBLETTING .......................................8

ARTICLE XIII
       13.1  SURRENDER.......................................................10

ARTICLE XIV
       14.1  HOLDING OVER....................................................10

ARTICLE XV
       15.1  ELECTRICITY.....................................................10

ARTICLE XVI
       16.1  QUIET ENJOYMENT.................................................11

ARTICLE XVII
       17.1  AIR AND LIGHT...................................................11

ARTICLE XVII
       18.1  DEFAULT.........................................................11

ARTICLE XIX
       19.1  LANDLORD'S RIGHTS UPON TENANT'S DEFAULT ........................12

ARTICLE XX
       20.1  LANDLORD'S REMEDIES CUMULATIVE:EXPENSES.........................14

ARTICLE XXI
       21.1  SUBORDINATION, ESTOPPEL & ATTORNMENT ...........................14

ARTICLE XXII
       22.1  DAMAGE BY FIRE OR OTHER CASUALTY ...............................15

ARTICLE XXIII
       23.1  MUTUAL WAIVER OF SUBROGATION....................................15

ARTICLE XXIV
       24.1  CONDEMNATION....................................................16

ARTICLE XXV
       25.1  CHANGES SURROUNDING BUILDING....................................16

ARTICLE XXVI
       26.1  NOTICES.........................................................16

ARTICLE XXVII
       27.1  NO WAIVER.......................................................17

ARTICLE XXVIII
       28.1  LANDLORD'S RESERVED RIGHTS .....................................17

ARTICLE XXIX
       29.1  LANDLORD'S LIABILITY............................................17

ARTICLE XXX
       30.1  TENANT'S LIABILITY..............................................17

ARTICLE XXXI
       31.1  TENANT'S INSURANCE..............................................18

ARTICLE XXII
       32.1  MECHANICS' LIENS................................................18

ARTICLE XXXIII
       33.1  NOTICE OF FIRE AND ACCIDENTS ...................................19

ARTICLE XXXIV
       34.1  RELEASE OF LANDLORD ............................................19

ARTICLE XXXV
       35.1  USE OF SECURITY DEPOSIT ........................................19

ARTICLE XXXVI
       36.1  SIGNS...........................................................20

ARTICLE XXXVII
       37.1  GLASS...........................................................20

ARTICLE XXXVIII
       38.1  HAZARDOUS WASTE, AIR, WATER AND GROUND POLLUTION ...............20

ARTICLE XXXIX
       39.1  ISRA COMPLIANCE.................................................21

ARTICLE XL
       40.1  TENANT RELOCATION ..............................................21

ARTICLE XLI
       41.1  NET RENT........................................................21

ARTICLE XLII
       MISCELLANEOUS
       42.1  ENTIRE AGREEMENTS ..............................................22
       42.2  JURY TRIAL WAIVER ..............................................22
       42.3  FORCE MAJEURE ..................................................22
       42.4  BROKER  22
       42.5  SEPARABILITY ...................................................22
       42.6  INTERPRETATION .................................................22
       42.7  FINANCIAL STATEMENTS ...........................................23
       42.8  PARKING 23

ARTICLE XLIII
       43.1  LETTER OF CREDIT................................................23

SIGNATURE PAGE
ACKNOWLEDGEMENTS.............................................................24


ATTACHMENTS:
       USE AND OCCUPANCY AGREEMENT
       WORKLETTER
       RULES AND REGULATIONS
       EXHIBIT "A"

                               AGREEMENT OF LEASE

               AGREEMENT OF LEASE made this 22ND of JULY, 1996 between REGENT PARK ASSOCIATES, a New Jersey Partnership, having a principal place of business at c/o Eastman Management Corporation, 651 W. Mt. Pleasant Ave., Livingston, NJ 07039, hereinafter referred to as "Landlord"; and AMERICAN DISEASE MANAGEMENT ASSOCIATES a New Jersey Corporation, having an office and principal place of business at 2414 Morris Avenue, Union, New Jersey, hereinafter referred to as "Tenant".

                                   WITNESSETH:

For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant agree as follows:

                                   DEFINITIONS


For all purposes of this Lease and all agreements supplemental thereto or modifying this Lease, the following terms shall have the meaning specified:


"ADDITIONAL RENT"
               ADDITIONAL RENT shall mean all sums payable by Tenant to Landlord pursuant to the various Articles herein in which said term is used.

"BASIC RENT"
               BASIC RENT shall mean $38,713.50 per annum, payable in equal monthly installments on the first day of each month during the Term, in advance, in the amount of $3,226.13 to be paid at the office of Landlord, or such other place as Landlord may designate, without any set-off demand or deduction whatsoever, except that Tenant shall pay the first monthly installment of Basic Rent ($3,226.13) and Additional Rent ($1,305.81) simultaneously with the execution hereof, receipt of which Landlord hereby acknowledges. To the extent the actual Rentable Area of the Premises, as that term is herein defined, differs from that which is set forth herein, the Basic Rent shall be adjusted accordingly.

"BROKER"
               Broker shall mean Eastman Management Corporation

"BUILDING"
               BUILDING shall mean the building known as 5 N Regent Park, and located at 5 N Regent Street, Suite 506, Livingston, New Jersey.

"BUILDING HOLIDAY"
               BUILDING HOLIDAY shall mean President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and the day after, Christmas Day, and New Year's Day as each of said holidays are celebrated in the state in which the Real Property is located.

"COMMENCEMENT DATE"
               COMMENCEMENT DATE shall mean October 28, 1996.

               In the event the COMMENCEMENT DATE shall fall on a day other than the first day of a month, then, in such event, the BASIC RENT and ADDITIONAL RENT payable hereunder shall be apportioned for the number of days remaining in that month until the last day thereof.

"EXCUSABLE DELAY"
               EXCUSABLE DELAY shall mean a delay caused by strike, lock-out or other labor troubles, act of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty, or any other cause similar or dissimilar, beyond the reasonable control of either Landlord or Tenant, or due to the passing of time while waiting for an adjustment of insurance proceeds.

"GOVERNMENTAL AUTHORITY"
               GOVERNMENTAL  AUTHORITY  shall  mean  the  town,  village,  city, county, state, or federal government, or any agency or quasi-governmental agency having jurisdiction over the Real Property.

"PARKING SPACES"

               PARKING SPACES shall mean the parking spaces located on the Real Property.

"PREMISES"
               PREMISES shall mean the area cross hatched on the floor plan of the Building annexed hereto as Exhibit A and made a part hereof.

"REAL PROPERTY"
               REAL PROPERTY shall mean the land upon which the Building is located and the Building collectively.

"RENTABLE AREA OF THE BUILDING"
               RENTABLE AREA OF THE BUILDING shall mean 68,808 square feet.

"RENTABLE AREA OF THE PREMISES"
               RENTABLE AREA OF THE PREMISES shall mean the sum of (1) the total number of square feet contained in the area shown on Exhibit A computed by measuring from the outside finish of the exterior of the Building wall(s) to the corridor side of the corridor walls or permanent partitions in the Premises, and to the center of partitions that separate the Premises from adjoining areas in the Building; plus (2) an appropriate adjustment of once percent (1%) for the Premises' allocable share of the Building that is used for public corridors, public toilets, air-conditioning rooms, fan rooms, janitor's closets, electrical closets, telephone closets, elevator shafts, flues, stacks, pipe shafts and vertical ducts with their enclosing walls. In computing Rentable Area of the Premises and Rentable Area of the Building, no deduction shall be made for columns and projections necessary for the structural integrity of the Building, and the measurements provided to Landlord by Landlord's architect shall be conclusive and binding upon the parties hereto. The Rentable area of the Premises is 3,687 square feet.

"SECURITY DEPOSIT"
               SECURITY DEPOSIT shall mean $18,127.75 deposited by Tenant with Landlord simultaneously herewith. Said amount shall increase proportionately in the same percentage as any increase in Basic Rent. However, Tenant may split the above amount as $9,063.88 cash and the balance in the form of a L/C, as more fully described in Article 43 herein.

"STRUCTURAL REPAIRS"
               STRUCTURAL REPAIRS shall mean repairs to the roof, foundation, and permanent exterior walls and support columns of the Building.

"TENANT'S PROPORTIONATE SHARE"
               TENANT'S PROPORTIONATE SHARE is five point four Percent (5.4%). To the extent the actual Rentable Area of the Premises or the actual Rentable Area of the Building, as those terms are herein defined, differs from that which is set forth herein, Tenant's Proportionate Share shall be adjusted accordingly.

"TERM"
               TERM shall mean a period of thirty six (36) months commencing on the Commencement Date or on the 1st day of the first full month after the Commencement Date if same shall not be on the first day of the month, and terminating on the Termination Date.

"TERMINATION DATE"
               TERMINATION DATE shall mean thirty six (36) months from the later of the Commencement Date or the first day of the first full month after the Commencement Date if same shall not be on the first day of the month.

This Lease consists of this LEASE AGREEMENT and EXHIBIT A (floor plans of Premises), a WORK LETTER, RULES AND REGULATIONS.

                                    ARTICLE I

1.      RENT

        1.1 Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term.

        1.2 Tenant hereby covenants and agrees to pay, when due, the Basic Rent and all Additional Rent as herein provided.

        1.3 Any installment or installments of Basic Rent or Additional Rent accruing hereunder, and all other sums payable by Tenant hereunder which are not paid when due (without regard to any otherwise applicable cure period), shall bear interest at the rate of two (2%) percent per month (unless such rate shall be unlawful, in which case the highest permitted legal rate shall apply). In addition, if Tenant is delinquent more than five (5) days in the payment of any Basic Rent or Additional Rent it shall pay to the Landlord a late charge equal to five ($.05) cents for each dollar of Basic Rent or Additional Rent which is delinquent.

        1.4 In the event any check paid by Tenant for the payment of any installment or installments of Basic Rent or Additional Rent or for any other sums payable by Tenant hereunder is returned by Landlord's bank for insufficient or unavailable funds, Tenant shall pay to Landlord a Fifty ($50.00) Dollar handling and administration fee upon notice and demand by Landlord.


                                   ARTICLE II

2.      USE

        2.1 The Premises are to be used only for executive, general, and administrative offices and for no other purpose. Neither Tenant nor any of Tenant's servants, agents, employees, invitees or licensees shall damage, disfigure or injure the Premises or any portion thereof or the Real Property; nor shall Tenant allow the emission of any offensive odors or noise from the Premises. Any office equipment or machines used by Tenant within the Premises which may interfere with the use or enjoyment of any other tenant or occupant of the Building or which may be heard from any public area in or about the building shall be placed and maintained by Tenant, at Tenant's sole expense, in a sound proof setting such as cork, rubber or vibration eliminators to eliminate any such noise or vibration. As an ancillary use, Tenant may mix pharmaceutical prescriptions in the space marked "Pharmaceutical" on the attached plan.

        2.2 If any governmental license or permits, other than a certificate of occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant shall, at all times, comply with the terms and conditions of each such license or permit.

        2.3 Tenant shall not store, place or allow the storing or placement of any materials, debris or other obstructions of any nature in any hallway, lobby or other public areas of the interior of the Real
        Property or on the sidewalk, parking area or other area or areas abutting or adjacent to the Real Property.

        2.4 Tenant shall not place anything on any floor of the Premises which will create a load in excess of the load per square foot which such floor was designed to carry.

        2.5 Tenant shall not move any heavy equipment or bulky matter, including, but not limited to safes or large office equipment or furniture, into or out of the Building without first obtaining Landlord's consent. If the movement of such items requires any special handling, all such work shall be done in full compliance with applicable laws, ordinances, codes, rules and regulations and any other applicable governmental requirements. All such movements shall be made during hours designated by Landlord which will least interfere with the normal operation of the Building, and all damage directly or indirectly caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

        2.6 Landlord shall provide Tenant with up to four (4) undesignated parking spaces per one thousand (1,000) square feet of floor space of the Premises.

                                   ARTICLE III

3.      CHANGE OF COMMENCEMENT DATE

        3.1 If, for any reason, the Premises are not, or will not be, ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect and Tenant shall have no right to rescind, cancel, or terminate same, nor shall Landlord be liable for damages, if any, sustained by Tenant by reason of inability to obtain possession thereof on such date. In such event, Landlord will give Tenant notice, oral or otherwise, at least three (3) days in advance of the date when Landlord expects the Premises to be ready for occupancy by Tenant, which date shall be the then Estimated Commencement Date.

        3.2 If Tenant shall use or occupy all or any part of the Premises for the conduct of business prior to the Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this Lease, including the covenant to pay Basic Rent and Additional Rent for the period from the commencement of said use or
        occupancy  to  and   including  the  date   immediately   preceding  the
        Commencement Date, without, however, affecting the Term or the Termination Date. The provisions of the foregoing sentence shall not be deemed to give to Tenant any right or ability to use or occupy the Premises prior to the Commencement Date without the written consent of Landlord.

                                   ARTICLE IV

4.      ACCEPTANCE

        4.1 When Tenant takes possession of the Premises, Tenant shall be deemed to have accepted the Premises as being satisfactory and in good condition as of the date of such possession, unless Tenant gives notice to Landlord to the contrary within thirty (30) days thereafter.


                                    ARTICLE V

5.      COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS

        5.1 Tenant shall not do, or permit anything to be done in or to the Premises, or bring or keep anything therein which will, in any way, increase the cost of property or public liability insurance on the Real Property, or invalidate or conflict with the property insurance or public liability insurance policies covering the Real Property, any Building Fixtures, or any personal property kept therein, or obstruct or interfere with the rights of Landlord or of other tenants, or in any other way injure or annoy Landlord or other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with the present or future laws, rules, or regulations of any Governmental Authority. Tenant hereby indemnifies and will hold Landlord harmless of and from all liability for injury to persons or damage occurring on the Premises, in the Building, or on the Real Property, whether occasioned by any act or omission of Tenant, or Tenant's agents, servants, employees, invitees, or licensees. Tenant agrees that any increase in insurance premiums on the Building or contents caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence, carelessness, or willful action of Tenant, Tenant's agents, servants, employees, invitees or licensees, shall be reimbursed to Landlord within ten (10) days of deemed therefore. Any amounts payable by Tenant hereunder shall be deemed Additional Rent.

                                   ARTICLE VI

6.      PERSONAL PROPERTY TAXES

        6.1 Tenant agrees to pay all taxes imposed on the personal property of Tenant, the conduct of its business, and its use and occupancy of the Premise.

                                   ARTICLE VII
7.1     ADDITIONAL RENT

        7.1.1 Tenant hereby covenants and agrees to pay, as Additional Rent the amounts as set forth below.

7.2     TAXES

        7.2.1 For each year or part of a year occurring within the Term, Tenant shall pay to Landlord, within thirty (30) days after Landlord's presentation of Landlord's Statement (as hereinafter defined), to Tenant therefor, as Additional Rent, Tenant's Proportionate Share of all real estate and personal property taxes (inclusive of municipal sewer and water rents and charges, if any) assessed against the Real Property and Building of which the Premises are a part .

        7.2.2 As used herein, the term "Real Estate Taxes" shall mean those real estate taxes, assessments, sewer rents, rates and charges which shall be levied, imposed or assessed upon the Real Property, provided that, if because of any change in the method of taxation of real estate any other tax or assessment is imposed upon Landlord or the owner of the Real Property or upon or with respect to the Real Property or the rents or income therefrom in substitution for or in lieu of those taxes attributable to the Real Property, such other tax or assessment shall be deemed Real Estate Taxes for the purpose herein; provided, however, that Real Estate Taxes shall not include any gift, inheritance, estate, franchise, income, profits, capital or similar tax imposed, unless and to the extent any such tax shall be imposed or levied in lieu of Real Estate Taxes.

        7.2.3 Landlord may take the benefit of the provisions of any statute or ordinance permitting any Real Estate Taxes to be paid over a period of time.

        7.2.4 If Landlord shall receive any refund of Real Estate Taxes in respect of any tax year, Landlord shall deduct from such refund any expenses incurred in obtaining such refund, and out of the remaining balance of such refund, Landlord shall credit to Tenant Tenant's Proportionate Share of such refund provided however, that in no event shall any such refund reduce Tenant's Proportionate Share of Real Estate Taxes beyond that which was originally charged to Tenant as Additional Rent. Any expenses incurred by Landlord in contesting the validity of the amount of the assessed valuation of the Real Property or of any Real Estate Taxes, to the extent not offset by a tax refund, shall be included as an item of Real Estate Taxes for the tax year in which such contest shall be finally determined for the purpose of computing the Additional Rent due Landlord or any credit due to Tenant hereunder.

        7.2.5 If the tax year for Real Estate Taxes shall be changed, then appropriate adjustment shall be made in the computation of the
        Additional Rent due to Landlord or any credit due to Tenant, in accordance with sound accounting principles to effectuate the changeover to any new tax year adopted by any taxing authority.

        7.2.6 If the last year of the Term ends on any day other than the last day of a tax year, any payment due to Landlord or credit due to Tenant by reason of any increase in Real Estate Taxes shall be prorated and Tenant covenants to pay any amount due to Landlord within thirty (30) days after being billed therefore and Landlord covenants to credit any amount due to Tenant as the case may be. These covenants shall survive the expiration or termination of this Lease.

7.3     OPERATING EXPENSES

        7.3.1 For each year or part of a year occurring within the Term, Tenant shall pay to Landlord within thirty (30) days after Landlord's presentation of Landlord's Statement (as hereinafter defined) to Tenant therefor, as Additional Rent, Tenant's Proportionate Share of the Operating Expenses attributable to the Real Property and Building.

        7.3.2 As used herein, the term "Landlord's Operating Expenses" shall mean those costs or expenses paid or incurred by Landlord for operating, maintaining, and repairing (inclusive of Structural Repairs) the Building, any of its systems, or the Real Property, including the cost of electricity, gas, water, fuel, window cleaning, janitorial service, insurance of all kinds carried in good faith by Landlord and applicable to the Building or the Real Property, snow removal, maintenance and cleaning of the parking lot, landscape maintenance (including replanting and replacing flowers and other plantings), painting or repainting or redecorating of the public areas, maintenance of equipment and replacement of worn out mechanical or damaged equipment, uniforms, management fees, typical and customary office expenses, building supplies, sundries, sales or use tax on supplies or services, wages, salaries and other compensation, including applicable payroll taxes and benefits, of all persons engaged by Landlord for the operation, maintenance and repair of the Building and the Real Property including independent contractors' fees, replacement cost of tools and equipment, legal and accounting expenses, and any other expenses or costs, which in accordance with generally accepted accounting principles and the standard management practices for office buildings comparable to the Building would be considered as an expense of operating, maintaining, or repairing the Building and the Real Property. Excluded from Landlord's Operating Expenses are capital improvement costs (unless any such cost or costs are incurred as a cost savings measure (not to exceed the actual cost savings) that will, at least in part, be of benefit to Tenant), costs reimbursed by insurance or otherwise, the cost of work performed specifically for a tenant in the Building for which such tenant reimburses Landlord, costs in connection with preparing space for a new tenant and real estate broker's commissions.

  7.4   LANDLORD'S STATEMENTS

        7.4.1 On or about May first of each year of the Term, or within a reasonable period of time thereafter, Landlord shall submit to Tenant a statement ("Landlord's Statement") showing in reasonable detail Landlord's Operating Expenses and Real Estate Taxes during the preceding calendar year. Within ten (10) business days next following the submission of a Landlord's Statement Tenant shall pay to Landlord Tenant's Proportionate Share. Provided Tenant pays its Proportionate Share of said amount in accordance with the terms herein, Tenant or its representative shall have the right to examine Landlord's books and records with respect to the items in the foregoing Landlord's Statement during normal business hours at any time within twenty (20) days following the delivery by Landlord to Tenant of such Landlord's Statement. Tenant's failure to inspect during said time period shall be deemed a waiver of Tenant's right to so inspect and Tenant waives its right to request any such inspection after said twenty (20) day period. Unless Tenant shall take written exception to any item contained therein within thirty (30) days after the delivery of same, such Landlord's Statement shall be considered as final and accepted by Tenant and Tenant waives its right to take exception after said thirty (30) day period. In the event Tenant takes timely written exception to any item contained in Landlord's books and records with respect to the items in the foregoing Landlord's Statement, any payment made in accordance with this Paragraph
        7.4.1 shall be deemed made in protest to the extent of such exception.

        7.4.2 On the first day of each month following the submission of any Landlord's Statement which shows that Tenant is obligated to pay Additional Rent pursuant to this ARTICLE, Tenant shall pay to Landlord, on account of its potential obligation to pay such Additional Rent for the calendar year following the calendar year for which such Landlord's Statement shall have been rendered, a sum equal to one-twelfth (1/12) of the amount which the Tenant shall have paid as such Additional Rent for such prior calendar year. Such sum shall be due with each monthly installment of Basic Rent until submission of the next succeeding Landlord's Statement and shall be collectible by Landlord as Additional Rent. However, the Landlord may, at its discretion from time to time determine the new monthly account payments based on the Landlord's operating budget for the year to which the monthly account payments apply (Budget Billing). Such account payments may begin on January 1 of the subject year or thereafter whenever the account payments are determined with an appropriate retroactive adjustment to January 1 of that year.

        7.4.3 In each Landlord's Statement there shall be a reconciliation as follows: Tenant shall be charged with any Additional Rent shown on such Landlord's Statement, which charge shall be reduced by the aggregate amount, if any, paid by Tenant on account thereof. Tenant shall pay any net balance due to Landlord within thirty (30) days as set forth above; any overpayment shall be applied by Landlord against the next accruing monthly installment of Additional Rent, or shall be paid over to Tenant upon termination of this Lease, subject to Landlord's rights and remedies hereunder.

        7.4.4 Any Additional Rent under this ARTICLE shall be prorated for the final calendar year of the Term if such year covers a period of less than twelve (12) months. In no event shall any adjustment in Tenant's obligation to pay Additional Rent under this ARTICLE result in a decrease in the Basic Rent payable hereunder. Tenant's obligation to pay Additional Rent and Landlord's obligation to credit to Tenant any amount referred to in this ARTICLE for the final year of the Term shall survive the expiration or termination of this Lease.

                                  ARTICLE VIII

8.      RULES AND REGULATIONS

        8.1 Tenant, on behalf of itself and its employees, agents, servants, invitees, and licensees, agrees to comply with the Rules and Regulations with respect to the Real Property which are set forth at the end of this Lease and are expressly made a part hereof. Landlord shall have the right to make reasonable amendments thereto from time to time for the safety, care, and cleanliness of the Real Property, the preservation of good order therein, and the general convenience of all the tenants and Tenant agrees to comply with such amended Rules and Regulations, after twenty (20) days written notice thereof from Landlord. All such amendments shall apply to all tenants in the Building, and will not materially interfere with the use and enjoyment of the Premises or the parking lot by Tenant.

                                   ARTICLE IX

9.      LANDLORD'S RIGHT OF ENTRY

        9.1 Landlord and Landlord's agents and representatives shall have the right to enter into or upon the Premises, or any part thereof, at all reasonable hours for the following purposes: (1) examining the Premises;
        (2) making such repairs or alterations therein as may be necessary in Landlord's sole judgment for the safety and preservation thereof; (3) erecting, maintaining, repairing, or replacing wires, cables, conduits, vents or plumbing equipment running in, to, or through the Premises; or
        (4) showing the Premises to prospective purchasers or lessees of the Building or to prospective mortgagees or to prospective assignees of any such mortgagees or others; or (5) showing the Premises to prospective new tenants of the Premises during the last year of the Term. However, Landlord shall give Tenant prior notice, oral or otherwise, before commencing any non-emergency repair or alteration.

        9.2 Landlord may enter upon the Premises at any time in case of emergency without prior notice to Tenant.

        9.3 Landlord, in exercising any of its rights under this ARTICLE IX, shall not be deemed guilty of an eviction, or disturbance of Tenant's use or possession of the Premises and shall not be liable to Tenant for the same. The Basic Rent and Additional Rent as defined in this Lease shall in no way abate while said repairs or alterations are being made.

        9.4 All work performed by or on behalf of Landlord in or on the Premises pursuant to this ARTICLE IX shall be performed with as little inconvenience to Tenant's business as possible, and in such manner as not unreasonably to interfere therewith.

                                    ARTICLE X

10.1    MAINTENANCE BY TENANT

        10.1.1 Tenant shall take good care of the Premises throughout the Term and shall preserve the same in the condition delivered to Tenant on the Commencement Date, normal wear and tear excepted. Tenant, at its sole cost, shall be responsible for the cleaning and maintenance of the Premises and shall retain and maintain its own janitorial services. Tenant further agrees not to injure, overload, deface, or commit waste of the Premises, the Building or the Real Property. Tenant shall be responsible for all injury or damage of any kind or character to the Real Property, including the windows, floors, walls, ceilings, lights, electrical equipment, plumbing and HVAC equipment, caused by Tenant or by anyone using or occupying the Premises by, through, or under the Tenant. In addition, Tenant shall, at its sole cost and expense, maintain a service contract with a reliable HVAC contractor reasonably acceptable to Landlord to perform regular monthly or other required service and maintenance to the HVAC system. If the Premises become infested with vermin, Tenant shall, at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such extermination company as shall be approved by Landlord.

10.2    MAINTENANCE BY LANDLORD

      10.2.1 Landlord shall be responsible for making all Structural Repairs and shall maintain, repair and replace the parking area and the exterior of the Building, except those repairs or replacements arising from the negligence of Tenant, its agents, servants, employees, licensees, or invitees, which shall be the sole responsibility of Tenant.

                                   ARTICLE XI

11.   ALTERATIONS OR IMPROVEMENTS BY TENANT

      11.1 Tenant shall make no changes in or to the Premises of any nature without Landlord's prior written consent and without first representing that the contemplated changes in or to the Premises will do nothing to increase the property or liability rates charged to Landlord for the Building. In the event Landlord consents to the contemplated changes and such changes result in an increase in the property or liability rates charged to Landlord for the Building, Tenant shall be responsible for such increase as Additional Rent. Subject to the aforementioned consent of Landlord, Tenant at Tenant's sole expense, may hire contractors approved by Landlord, or Landlord may elect, on Tenant's behalf, to make such alterations, installations, additions, or improvements in or to the Premises (collectively "Tenant Alterations") which are non-structural and which do not affect utility services, plumbing, electrical lines, sprinkler systems, HVAC systems or any other mechanical systems, in or to the Premises or Building or which involve any drywall construction. All such Tenant Alterations shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Premises, unless otherwise required by Landlord to be removed by Tenant upon the expiration or termination of this Lease or unless Tenant, by notice to Landlord no later than thirty (30) days prior to the Termination Date, requests Landlord's consent to remove the same. If Landlord so consents the same shall be removed from the Premises by Tenant prior to the Termination Date at Tenant's sole expense. Nothing in this ARTICLE XI shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, movable office furniture and equipment, but upon removal of any such from the Premises or upon removal of any other installation as may be permitted by Landlord, Tenant shall immediately and at its expense, repair and restore the Premises to the condition existing prior to such Tenant Alterations, taking care during such removal. Tenant shall repair any damage to the Premises or to the Real Property incurred during such removal. All property permitted or required to be removed by Tenant at the end of the Term which remains on the Premises after the Termination Date shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense.

      11.2 Prior to the commencement of any Tenant Alterations, Tenant shall at its sole expense, obtain all required permits, approvals, and certificates required by all Governmental Authorities. Upon completion of the Tenant Alterations, Tenant shall, at its sole expense, obtain certificates of final approval thereof. Tenant shall deliver to Landlord duplicates of the same prior to commencing the said Tenant Alterations and promptly upon completion of the same, as the case may be. Tenant shall carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, as required by law, general liability, (including, but not limited to completed operations, broad form property damage and hired and non-owned automobile coverage), personal and property damage insurance, and automobile liability insurance in amounts no less than the amounts set forth in ARTICLE XXXI below.

      11.3 Upon completion of any Tenant alterations as defined herein, Tenant shall immediately deliver to Landlord (i) an unconditional, final Certificate of Occupancy, (ii) "as-built" final plans and drawings identical to those upon which Landlord granted its approval, and (iii) Tenant's architect's certification that the alterations, as completed, conform with all applicable local, county state and/or federal statutes, ordinances, rules, regulations and codes including, but not limited to the orders, rates and regulations of the National and local Boards of Fire Underwriters and any other body or bodies hereinafter exercising similar functions.

                                   ARTICLE XII

12.   ASSIGNMENT AND SUBLETTING

      12.1 Tenant for itself, its heirs, distributees, successors, and assigns, expressly covenants that it shall not directly or indirectly by operation of law, merger, consolidation, reorganization, dissolution, change of majority ownership of Tenant, or otherwise, assign, (which for purposes of this Lease, shall include any such merger, consolidation, reorganization, dissolution or change of ownership of Tenant), mortgage, or encumber this Lease, or any part thereof, or permit the Premises to be used by others without the prior written consent of Landlord in each instance. Any attempt to do so by the Tenant shall be void. The consent by Landlord to any assignment, mortgage, encumbrance, subletting, or use of the Premises by others shall not constitute a waiver of Landlord's right to withhold its consent to any other assignment, mortgage, encumbrance, or use of the Premises by others. Without the prior written consent of Landlord, this Lease and the interest of Tenant therein or any assignee of Tenant therein, shall not pass by operation of law, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee of Tenant.

      12.2 Landlord covenants and agrees that it will not unreasonably withhold its consent to Tenant's assigning or subletting all or a part of the Premises, provided, however, (1) that Tenant shall not be in default under any of the terms, covenants, conditions, provisions, and agreements of this Lease at the time of any notice or request for consent under the terms of this ARTICLE XII or at the effective date of such subletting or assigning; and (2) that such subletting or assigning shall not be made with a Tenant who shall be or who shall seek to use any portion of the Premises for a use incompatible with that customarily found in first-class office buildings. Notwithstanding the foregoing, the Premises may not be sublet or assigned to any employment agency, governmental department, labor union office, doctor's or dentist's office, dance or music studio, school or beauty salon and (3) that the proposed subtenant or assignee is not then an occupant of any part of the Building or a party who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the 12 months immediately preceding Tenant's request for Landlord's consent; and (4) that Tenant shall have granted to the Landlord or Landlord's agent the exclusive right to sublet the Premises or such portion thereof as Tenant proposes to sublet or to assign this Lease as the case may be.

      12.3 If Tenant requests Landlord's consent to an assignment of this Lease or a subletting of all or any part of the Premises, Tenant shall submit to
      Landlord:  (1) the name and address of the proposed assignee or subtenant;
      (2) the terms of the proposed assignment or subletting; (3) the nature of the proposed assignee's pr subtenant's business; and (4) such information as to the proposed assignee's or subtenant's financial responsibility and general reputation as Landlord may reasonably require.

      12.4 Upon the receipt of such request and information from Tenant, Landlord shall have the option to be exercised in writing within thirty
      (30) days after such receipt, to either (1) cancel and terminate this Lease, if the request is to assign this Lease or to sublet all of the Premises, or if the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such option; or (2) to grant said request; or, (3) to deny such request.

      12.5 In the event Landlord shall cancel this Lease, Tenant shall surrender possession of the Premises, or the portion of the Premises which is the subject of the request, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises. If the Lease shall be canceled as to a portion of the premises only, the Basic Rent and Additional Rent payable by Tenant hereunder shall be reduced proportionately according to the ratio that the number of square feet in the portion of space surrendered bears to the square feet in the Rentable Area of the Premises.

      12.6 In the event that Landlord shall consent to a sublease or assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions, provisions, and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. An executed copy of each sublease or assignment and assumption of performance by the sublessee or assignee, on a form acceptable to Landlord, shall be delivered to Landlord within thirty (30) days prior to the commencement of occupancy set forth in such assignment or sublease. No such assignment or sublease shall be binding on Landlord until Landlord has received such copies as required herein.

      12.7 In no event shall any assignment or subletting (whether or not Landlord may have consented), release or relieve Tenant from its obligations to fully perform all of the terms, covenants, and conditions of this Lease on its part to be performed.

      12.8 Without otherwise restricting the grounds upon which Landlord may otherwise withhold its consent, Landlord shall not be deemed to have unreasonably withheld its consent to such an assignment or subletting if "Landlord Consent Requirements" are not satisfied. Furthermore, Landlord may withhold its consent if, in its judgment, it determines that:

                 12.8.1 The proposed new use of the Premises is not, in Landlord's sole opinion, appropriate for the Building or in keeping with the character of the existing tenancies or is expressly prohibited under the terms of this Lease.

                 12.8.2 The proposed assignee's use or occupancy will make unreasonable or excessive demands on the Building's services, maintenance or facilities or will cause excessive traffic or unacceptable increase in density of traffic of the building.

                12.8.3 Less than fifty (50%) percent of the Rentable Area Of The Building is then rented.

      12.9 As used herein, "Landlord's Consent Requirements" shall mean the following minimum requirements which must be met by Tenant before Landlord shall consent to an assignment or subletting of all or part of the
      Premises:

                12.9.1 The assignment or subletting shall be at any one time to no more than one (1) subtenant or assignee.

                12.9.2 The assignment or subletting shall be for not less than 3,687 rentable square feet.

                12.9.3 The assignment or subletting shall be for a term of not less than thirty six (36) months unless the unexpired portion of such Term of this Lease shall be less than thirty six (36) months, in which event for the unexpired portion or such Term.

                12.9.4 The assignment or subletting shall not be to a then current Tenant or occupant of the Building if there is available space of a size sufficient to satisfy such tenant's or occupant's requirements.

      12.10 If the Landlord shall consent to any subletting or assignment, in accord with the terms of this ARTICLE, one hundred percent of any rents received by the Tenant from such assignee or subtenant. in excess of the rents or other sums required to be paid by Tenant to Landlord, shall be paid by Tenant to Landlord.

      12.11 Tenant shall reimburse Landlord for Landlord's costs and expenses (including without limitation the charges of any outside architectural, engineering, accounting or legal professionals retained by Landlord to review the proposed assignment or sublease, if any) incurred by Landlord in connection with any proposed subletting or assignment by Tenant. The amount of such costs and expenses shall be deemed to be Additional Rent under the terms of this Lease and shall be payable by Tenant upon demand, regardless of whether Landlord consents to or denies such assignment or sublease or elects to cancel this Lease as provided in paragraph 12.4 above.

      12.12 Neither the Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises or any other portion of the Real Property shall enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of space in the Premises or any other portion of the Real Property which provides for any rental or other payment for such use, occupancy or utilization based in whole or in part upon the net income or profits derived from any person from the space in the Premises or any other portion of the Real Property so leased, used, occupied or utilized, other than an amount based upon a fixed percentage or percentages of gross receipts or gross sales.

                                  ARTICLE XIII

13.   SURRENDER

      13.1 Upon the Termination Date or prior expiration of the Term, Tenant shall peaceably and quietly quit and surrender to Landlord the Premises, broom clean, in as good condition as on the Commencement Date, ordinary wear and tear, repairs and replacements by Landlord, alterations, additions, and improvements permitted hereunder, excepted, free and clear of all occupancies. Tenant's obligations to observe or perform this covenant shall survive the Termination Date or prior expiration of the Term. If the Termination Date falls on a Sunday or a legal holiday, this Lease shall expire at 12 noon on the business day first preceding said date.


                                   ARTICLE XIV

14.   HOLDING OVER

      14.1 If Tenant holds possession of the Premises beyond the Termination Date or prior expiration of the Term, Tenant shall become a tenant from month-to-month at Double the Basic Rent and Additional Rent payable hereunder and upon all other terms and conditions of this Lease, and shall continue to be such month-to-month tenant until such tenancy shall be terminated by Landlord and such possession shall cease. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Premises beyond the Termination Date or prior expiration of the Term, and Landlord, upon said Termination Date or prior expiration of the Term shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the speedy repossession of the Premises. In addition, Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, liability or expense, including, but not limited to, attorney's fees resulting from such failure to vacate and also including any claims made by any succeeding tenant founded on such failure to vacate.

                                   ARTICLE XV
15    ELECTRICITY

      15.1 Throughout the Term, Landlord agrees to redistribute electrical energy to the Premises (not exceeding the present electrical capacity at the Premises), upon the following terms and conditions: (1) Tenant shall pay for such electrical energy as provided by this Paragraph; (2) Landlord shall not be liable in any way to Tenant, Tenant's agents, servants, employees, invitees or licensees, for any loss, damage or expense which Tenant, Tenant's agents, servants, employees, invitees or licensees may sustain or incur as a result of any failure, defect, or change in the quantity or character of electricity furnished to the Premises or if such quantity or character of electricity furnished to the Premises is no longer available or suitable for Tenant's requirements or due to any cessation, diminution or interruption of the supply thereof.


      15.2 The Tenant shall, at its own cost and expense, pay all service and usage charges for gas, electric, sprinkler, or any other utility which is separately metered and billed to Tenant. With respect to any utility which is not separately metered and billed to Tenant, Tenant shall pay the charge assessed to Tenant by Landlord based upon Tenant's Proportionate Share. Landlord shall arrange for separate metering or sub-metering of Tenant's actual electricity usage (except for common areas) and Tenant shall pay to the utility or Landlord, as the case may be, the charges billed.

      15.3 In no event shall Landlord be required or obligated to increase the electrical capacity of any portion of the Building's system, or to provide any additional wiring or capacity to meet Tenant's additional requirements, if any, beyond that which was servicing the Premises at the Commencement of the Lease Term. Tenant's use of electric energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or serving the Premises. Tenant shall make no alteration to the existing electrical equipment or connect any fixtures, appliances, or equipment without the prior written consent of Landlord in each instance. Should Landlord grant such consent, all additional risers or other equipment required therefore shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand.

      15.4 Landlord shall not be liable in the event of any interruption in the supply of electricity, or for any consequence thereof and Tenant agrees that such supply may be interrupted for inspection, repairs, replacement and in emergencies.

      15.5 The failure of Landlord to furnish any service hereunder shall not be construed as a constructive eviction of Tenant and shall not excuse Tenant from failing to perform any of its obligations hereunder and shall not give Tenant any claims against Landlord for damages for failure to furnish such service.


                                   ARTICLE XVI

16.   QUIET ENJOYMENT

      16.1 Landlord covenants and agrees that, upon the performance by Tenant of all of the covenants, agreements, and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold, and enjoy the Premises, subject and subordinate to the rights set forth in ARTICLE XXI, free from any interference whatsoever by, from, or through the Landlord, provided, however, that no diminution or abatement of the Basic Rent, Additional Rent, or other payment to Landlord shall be claimed by or allowed to Tenant for inconvenience or discomfort arising from the making of any repairs, improvements or additions to the Premises or the Real Property, nor for any space taken to comply with any law, ordinance, or order of any governmental authority, except as and if provided for herein.

                                  ARTICLE XVII
17.   AIR AND LIGHT

      17.1       This Lease does not grant any rights to air and light.


                                  ARTICLE XVIII
18.   DEFAULT

      18.1 Each of the following, whether occurring before or after the Commencement Date, shall be deemed a Default by Tenant and a breach of this Lease: (1) the filing of a petition by or against Tenant for adjudication as a bankrupt, or for reorganization, or for arrangement under any bankruptcy act; (2) the commencement of any action or proceeding for the dissolution or liquidation of Tenant, whether instituted by or against Tenant, or for the appointment of a receiver or trustee of the property of Tenant under any state or federal statute for relief of debtors; (3) the making by Tenant of an assignment for the benefit of creditors; (4) the suspension of business by Tenant or any act by Tenant amounting to a business failure; (5) the filing of a tax lien or a mechanics' lien against any property of Landlord or Tenant, which filing is not bonded or removed within five (5) days after notice thereof from Landlord; (6) Tenant's causing or permitting the Premises to be vacant, for a period in excess of ten (10) days or abandonment of the Premises by Tenant; (7) failure by Tenant to pay Landlord when due the Basic Rent, Additional Rent or any other sum by the time required by the terms of this Lease which failure is not cured within five (5) days after notice thereof from Landlord; (8) a failure by Tenant in the performance of any other term, covenant, agreement, or condition of this Lease on the part of Tenant to be performed, which failure, if curable, is not cured within fifteen (15) days (or such longer period as may be necessary, so long as Tenant is diligently and continuously undertaking such cure) after notice thereof from Landlord; (9) a default by Tenant under any other lease or sublease with Landlord.

      18.2 Notwithstanding anything herein to the contrary, Landlord shall not be required to provide Tenant with more than two (2) notices of default during the Term of this Lease, regardless of the cause giving rise to, or the nature of the default. Tenant herein waives any notice requirements found elsewhere in this Lease beyond the number described herein.

                                   ARTICLE XIX

19.   LANDLORD'S RIGHTS UPON TENANT'S DEFAULT

      19.1 Upon a Default by Tenant the following provisions shall apply and Landlord shall have the rights and remedies set forth therein which rights and remedies may be exercised upon or at any time following the occurrence of a Default unless, prior to such exercise, Landlord shall agree in writing with Tenant that the Default has been cured by Tenant in all respects.

      19.2 Except for the first two (2) occurrances of Defaults which Tenant immediately cures within the applicable cure period, Landlord shall have the right to accelerate all Basic Rent and all expense installments due hereunder and otherwise payable in installments over the remainder of the Term, and, at Landlord's option, any other Additional Rent and/or other charges to the extent that such Additional Rent and/or other charges can be determined and calculated to a fixed sum; and the amount of accelerated rent and other charges, without further notice or demand for payment, shall be due and payable by Tenant within five (5) days after Landlord has so notified Tenant. Additional Rent and/or other charges which has not been included, in whole or in part, in accelerated rent, shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease.

      Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by notice to Tenant, (i) to terminate Tenant's further right to possession of the Premises and (ii) to terminate this Lease under paragraph 19.3 below; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Landlord's termination of possession or termination of this Lease shall be applied by Landlord against Tenant's obligations owing to Landlord as determined by the applicable provisions of paragraphs 19.4 and 19.5 below.

      19.3 By notice to Tenant, Landlord shall have the right to terminate this Lease as of a date specified in the notice of termination and in such case, Tenant's rights, including any based on any option to renew, to the possession and use of the Premises shall end absolutely as of the termination date specified in such notice; and this Lease shall also terminate in all respects except for the provisions hereof regarding Landlord's damages and Tenant's liabilities arising prior to, out of and following the Default and the ensuing termination.

      Following such termination (as well as upon any other termination of this Lease by expiration of the Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; and to that end, Landlord may enter the Premises and take possession, without the necessity of giving Tenant any notice to quit or any other further notice, with or without legal process or proceedings, and in so doing Landlord may remove Tenant's property (including any improvements or additions to the Premises which Tenant made, unless made with Landlord's consent which expressly permitted Tenant to not remove the same upon expiration of the Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Landlord may deem to be commercially reasonable and necessary under the circumstances.

      19.4 Unless and until Landlord shall have terminated this Lease under paragraph 19.2 above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term; and, in addition and without regard to whether Landlord shall have terminated this Lease, Tenant shall pay to Landlord, upon demand and as Additional Rent, the total sum of all costs, losses and expenses, including reasonable counsel fees, as Landlord incurs, directly or indirectly, because of any Default having occurred. If Landlord either terminates Tenant's right to possession without terminating this Lease or terminates this Lease and Tenant's leasehold estate as above provided, Landlord shall have the unrestricted right to relet the Premises or any part(s) thereof to such tenant(s) on such provisions and for such period(s) as Landlord may deem appropriate. It is understood that Landlord shall have no obligation to have the Premises available for reletting or otherwise endeavor to relet so long as Landlord (or any related entity) has other comparable vacant space or property available for leasing to others and that notwithstanding non-availability of other space or property Landlord's obligation to mitigate damages shall be limited to such efforts as Landlord, in its sole reasonable judgment, deems appropriate.


        19.5 The damages which Landlord shall be entitled to recover from Tenant shall be the sum of:

                (1) all Basic Rent, Additional Rent and other charges accrued and unpaid as of the termination date; and

                (2) (i) all costs and expenses incurred by Landlord in recovering possession of the Premises, including removal and storage of Tenant's property, improvements and alterations therefrom, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, or, in lieu thereof, the costs and expenses of remodeling or altering the Premises or any part for reletting the same, (iii) the costs of reletting (exclusive of those covered by the foregoing (ii)), including brokerage fees and reasonable counsel fees, and (iv) any overhead expenses related to the vacancy of the Premises for each month or part between the date of termination and the reletting of the entire Premises; and

                (3)all Basic Rent, Additional Rent and other charges to the extent that the amount(s) of Additional Rent or other charges have been determined otherwise payable by Tenant over the remainder of the Term as originally stated in this Lease notwithstanding any earlier termination of this Lease by Landlord due to Tenant's default.

                 Less,  deducting from the total determined under  subparagraphs
                 (1), (2) and (3), all rent and all other Additional Rent to the extent determinable as aforesaid, (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the leasing of the Premises or part during or attributable to any period falling within the otherwise remainder of the Term.

                 The damage sums payable by Tenant under the preceding provisions of this paragraph 19.5 shall be payable on demand from time to time as the amounts are determined. In lieu of the damages payable in subparagraph (3) of this paragraph 19.5, in the event Landlord so elects or relets the Premises (or part thereof) during or attributable to any period falling within the otherwise remainder of the Term, Landlord shall be entitled to recover from Tenant, in a single action, as liquidated damages for such sum (in addition to the damages otherwise set forth herein), an amount calculated to equal the damages set forth in such subparagraph (4), provided that for the purpose of calculating said liquidated damage amount, Additional Rent and other charges shall be fixed, from the date of such election or commencement of reletting, as the amount of Additional Rent and other charges which would have been paid by Tenant, had Tenant not defaulted, as of the date of such election or commencement of reletting and, the deduction, if any, therefrom as set forth above shall be the fair market rental value of the Premises at the date of such election or the then fixed rent payable by the terms of such reletting as the case may be.

                 19.6 Any sums payable by Tenant hereunder, which are not paid after the same shall be due, shall bear interest from that day until paid at the rate of interest stated at paragraph 1.3.

                 19.7 Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

                 19.8 In addition to any applicable lien, none of which are to be deemed waived by Landlord, Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid lien and security interest to secure payment of all rentals and other sums of money becoming due under this Lease from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in ARTICLE XXVI of this Lease at least five
                 (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of New Jersey.

                 19.9 For the purpose of this ARTICLE XIX, in the event of Tenant's voluntary or involuntary bankruptcy, should the Tenant as Debtor-in-Possession or a Trustee appointed by the Bankruptcy Court, attempt to provide adequate assurance of Tenant's ability to continue to operate out of the Premises, adequate assurance shall mean, at a minimum, the following:

                    (i) The Trustee or Debtor-in-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-in-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease, and to keep the Demised Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Premises; and

                    (ii) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Debtor-in-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, Trustee or Debtor-in-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-in-Possession to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.


                                   ARTICLE XX

20.   LANDLORD'S REMEDIES CUMULATIVE; EXPENSES

      20.1 All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. For the purposes of any suit brought or based hereon, at Landlord's option, this Lease shall be construed to be a divisible contract, to the end that if Landlord so elects, successive actions may be maintained on this Lease as successive periodic sums mature hereunder.

      20.2 Tenant shall pay, upon demand, all of Landlord's costs, charges and expenses, including reasonable fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder.


                                   ARTICLE XXI

21.   SUBORDINATION, ESTOPPEL AND ATTORNMENT

      21.1 This Lease is subject and subordinate to the lien of any and all mortgages (which term shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) and all ground or other underlying leases from which Landlord's title is derived ("ground leases") which may now or hereafter encumber or otherwise affect the Real Property or Landlord's leasehold therein, and to any and all renewals, extensions, modifications, recasting or refinancing thereof. This clause shall be self operative and no further instrument of subordination need to be required by any mortgagee, trustee or ground lessee. Nevertheless, if requested by Landlord, Tenant shall promptly execute such subordination certificate or other subordination document requested. Landlord may execute said certificate or other document on behalf of Tenant if Tenant does not execute said certificate or other document within five (5) days after receiving it and Tenant hereby designates Landlord its attorney-in-fact for such purpose. Tenant agrees that if any proceedings are brought for the foreclosure of any such mortgage, Tenant if requested to do so by the purchaser at the foreclosure sale or the grantee of any deed given in lieu of foreclosure, shall attorn to such purchaser or grantee, shall recognize the purchaser or grantee as the Landlord under this Lease, and shall make all payments required hereunder to such new Landlord without any deduction or set-off of any kind whatsoever. Tenant agrees that if any proceedings are successfully brought for the termination of any ground lease, or if any other remedy is successfully exercised by any ground lessor whereby the ground lessor succeeds to the interests of tenant under the ground leases, Tenant, if requested to do so by the ground lessor, shall attorn to the ground lessor, shall recognize the ground lessor as the Landlord under this Lease, and shall make all payments required hereunder to such new Landlord without deduction or set-off. Anything contained in the provisions of this Section to the contrary notwithstanding any such Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective date of execution, delivery and/or recordation among the land records of the State of New Jersey and thereafter such Mortgagee shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such Mortgage.

      21.2 Tenant agrees at any time and from time to time upon not less than five (5) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and the dates to which the Basic Rent and Additional Rent have been paid, and stating whether Tenant knows of any default by Landlord under this Lease, and, if so , specifying each such known default, it being intended that any such statement delivered pursuant to this paragraph 21.2 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Real Property.

      21.3 If, in connection with obtaining financing on the premises, the real property, or improvements thereto, the Landlord's mortgage lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant agrees to promptly execute said modification document incorporating such modifications, provided that said modifications do not increase the monetary obligations of the Tenant or materially adversely affect the Tenant's use of the Premises.


                                  ARTICLE XXII

22.   DAMAGE BY FIRE OR OTHER CASUALTY

      22.1 If the Premises shall be damaged by fire or other casualty not arising from the fault or negligence of Tenant or its servants, agents, employees, invitees or licensees or, if such damage, irrespective of cause, shall be insured: (1) except as otherwise provided in sub-section
      (2) hereof, the damage shall be repaired by and at the expense of Landlord (subject to Landlord's receipt of applicable insurance proceeds) and the Basic Rent and Additional Rent until such repairs shall be made shall be equitably abated according to the part of the premises which is usable by Tenant, unless such damage was caused by the fault or negligence of Tenant or its servants, agents, employees, invitees, or licensees, in which case no abatement of Basic Rent or Additional Rent shall be made. Landlord agrees, at its expense, to repair promptly any damage to the Premises, except that Tenant agrees to repair or replace its own furniture, furnishings and equipment. No penalty shall accrue due to an Excusable Delay. (2) If the Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, or if Landlord's architect certifies that it cannot be repaired within one hundred twenty (120) days of the casualty or if Landlord shall decide not to restore or repair the same, or shall decide to demolish the Building or to rebuild it, then Landlord shall, within ninety (90) days after such fire or other casualty, give Tenant a notice of such circumstance or decision, and thereupon the Term shall expire ten (10) days after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. (3) If Landlord fails to complete the repair and restoration of the Premises within six (6) months from the date of the casualty (subject to Excusable Delays) then Tenant shall have the right to cancel and terminate this Lease upon the delivery of a notice to Landlord delivered within fifteen
      (15) days after the expiration of the aforesaid six (6) months period. (4) Landlord agrees that it shall diligently pursue all repair and restoration work required on its part to be completed hereunder.


                                  ARTICLE XXIII

23.   MUTUAL WAIVER OF SUBROGATION

      23.1 Subject to paragraph 10.11 herein, each party hereby waives any and all rights of recovery against the other for or arising out of damage to or destruction of the Premises or the Real Property and any other property of the other from causes to the extent insured under standard fire and extended coverage insurance policies or endorsements to the extent that its insurance policies then in effect permit such waiver. If at any time during the Term any insurance carrier which shall have issued a policy to either of the parties covering the Real Property, the Premises or any of the property of Tenant, shall refuse to consent to the waiver of the right to recovery with respect to any loss payable under such policy, or if such carrier shall consent to such waiver only upon the payment of an additional premium (unless such additional premium is voluntarily paid by one of the parties hereto), or shall cancel a consent previously given, or shall cancel or threaten to cancel any policy previously issued and then in full force and effect, then in any such event, the waiver in this paragraph 23.1 shall thereupon be of no further force and effect as to the loss, damage or destruction covered by such policy except as hereinafter provided. If, however, at any time thereafter such consent shall be obtained therefore from any existing or any substitute insurance carrier, the waiver hereinabove provided for shall again become effective.


                                  ARTICLE XXIV

24.   CONDEMNATION

      24.1 If the Premises shall be acquired or condemned by eminent domain proceeding, or by giving of a deed in lieu of thereof, then and in that event, the Term shall cease and terminate from the date of title-vesting pursuant to such proceeding or agreement. If only a portion of the Premises shall be so acquired or condemned, this Lease shall cease and terminate at Landlord's option, and if such option is not exercised by Landlord, an equitable adjustment of the Basic Rent and Additional payable by Tenant for the remaining portion of the Premises shall be made. If 25 % or more of the Premises shall be acquired or condemned, the Tenant shall also have the option to terminate this Lease. In the event of a termination under this ARTICLE XXIV, other than for the adjustment of Basic Rent and Additional Rent as hereinbefore mentioned, Tenant shall have no claim whatsoever against Landlord including(without limitation) any claim for the value of any unexpired Term; nor shall Tenant be entitled to claim or receive any portion of any amount that may be awarded as damages or paid as a result of such proceedings or as the result of any agreement made by the condemning authority with Landlord. Tenant shall assert no claim, including (without limitation) any claim for the value of any unexpired Term, against the condemning authority that may in any way impair or diminish Landlord's claims against such condemning authority.

                                   ARTICLE XXV

25.   CHANGES SURROUNDING BUILDING

      25.1 This Lease shall not be affected or impaired by any change, alteration or addition in, to or of any sidewalk, alley, street, landscape or structure adjacent to or around the Building or Real Property, except as provided in ARTICLE XXIV.

      25.2 Any changes in the arrangement or location of any public portion of the Building not contained in the Premises or any part thereof shall not constitute an eviction or disturbance of Tenant's use or possession of the Premises provided such change does not unreasonably interfere with Tenant's use of or ingress to and from the Premises and Landlord shall be free to make such changes or alterations without liability to Tenant

      25.3 Landlord may designate a name and address for the Building and may change the same from time to time as Landlord sees fit or as may be required by law.


                                  ARTICLE XXVI

26.   NOTICES

      26.1 Except as may be otherwise expressly provided in this Lease, notices by either party to the other shall be in writing and shall be sent by registered or certified mail, by overnight mail by a reputable overnight delivery service, by facsimile transmission or by hand delivery, addressed to Landlord or Tenant at their respective addresses hereinabove set forth (or to the appropriate facsimile number in the case of delivery by facsimile transmission) or to such other address as either party shall hereafter designate by notice as aforesaid. All notices properly addressed shall be deemed served upon receipt by the addressee or, in the case of notice by mail, three (3) days after the date of mailing, except that notice of change of address shall not be deemed served until received by the addressee.

                                  ARTICLE XXVII

27.   NO WAIVER

      27.1 No delay or forbearance by Landlord, no act or undertaking by Landlord and/or no waiver by Landlord of any breach by Tenant of any of the terms, covenants, agreements, or conditions of this Lease shall be deemed to constitute a waiver of any current (unless Landlord so agrees in writing) or succeeding breach thereof, or a waiver of any breach of any of the terms, covenants, agreements and conditions herein contained.

      27.2 No employee of Landlord or of Landlord's agents shall have any authority to accept the keys of the Premises prior to the Termination Date and the delivery of keys to any employee of Landlord or Landlord's agents shall not operate as an acceptance of a termination of this Lease or an acceptance of a surrender of the Premises.

      27.3 The receipt by Landlord of the Basic Rent and Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Basic Rent or a lesser amount of the Additional Rent then due shall be deemed to be other than on account of the earliest stipulated amount then due, nor shall any endorsement or statement on any check or any letter or other instrument accompanying any check or payment as Basic Rent or Additional Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Basic Rent or Additional Rent or pursue any other remedy provided in this Lease.
      27.4 The failure of Landlord to enforce any of the Rules and Regulations as may be set by Landlord from time to time against Tenant or against any other tenant in the Building shall not be deemed a waiver of any such Rule or Regulation.


                                 ARTICLE XXVIII

28.   LANDLORD'S RESERVED RIGHTS

      28.1 Landlord reserves the following rights: (1) if during or prior to the last ninety (90) days of the Term Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy and, (2) to masterkey all locks to the Premises

      28.2 Landlord may enter upon the Premises and may exercise either of the foregoing rights hereby reserved without being deemed to have caused an eviction or disturbance of Tenant's use and possession of the Premises and without being liable in any manner to Tenant.


                                  ARTICLE XXIX

29.   LANDLORD'S LIABILITY

      29.1 Landlord, as well as Landlord's owners, servants, employees, agents, or licensees shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow, or leaks from any part of the Building or from the pipes, appliances, plumbing, or the roof, street, subsurface, or from any other place or by dampness, offensive odors or noise or by any other cause of whatsoever nature, unless caused by or due to the gross negligence of Landlord or its agents.

      29.2 Should Tenant enter the Premises prior to the Commencement of this Lease for the purpose of making any installations, alterations or improvements as may be permitted by Landlord, Landlord shall have no liability or obligation for the care or preservation of Tenant's property, for personal injury, or otherwise.

      29.3 Tenant agrees to take such steps, at its own cost, as it may deem necessary and adequate for the protection of itself, and its agents, employees, invitees, and licensees against personal injury and property damage, by insurance, as a self-insurer or otherwise.

                                   ARTICLE XXX

30.   TENANT'S LIABILITY

      30.1 Tenant shall hold Landlord harmless from and indemnify Landlord for all expenses, damages, or fines, incurred or suffered by Landlord by reason of any breach, violation, or non-performance by Tenant, its agents, servants, employees, invitees, or licensees of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants, employees, invitees, and licensees in the use or occupancy of the Premises, Building or Real
      Property. Any such expense shall be deemed Additional Rent, due in the next calendar month after it is incurred.


                                  ARTICLE XXXI

31.   TENANT'S INSURANCE

      31.1 Notwithstanding the agreement in paragraph 29.2 above, and in addition thereto, Tenant covenants to provide on or before the Commencement Date for the benefit of Landlord and Tenant, a comprehensive policy of liability insurance to include hired and non-owned automobile coverage, protecting Landlord and Tenant against any liability whatsoever occasioned by any occurrence on or about the Premises or any appurtenances thereto. Such policy is to be written by insurance companies admitted to do business in the State of New Jersey with a Best's Rating of A or better and a financial size of 7 or better. The limits of liability thereunder shall not be less than the amount of Two Million ($2,000,000.00) Dollars per occurrence and per location with respect to any one person, with respect to any one accident, and with respect to property damage and with a Four Million ($4,000,000.00) Dollar aggregate. Such insurance may be carried under a blanket policy covering the Premises and other locations of Tenant, if any. In addition, Tenant covenants to provide on or before the Commencement Date for the benefit of Landlord and Tenant, an automobile policy for owned vehicles with a combined single limit (Bodily Injury and Property Damage) of One Million ($1,000,000.00) Dollars per occurrence.

      31.2 Prior to the time such insurance is first required by this ARTICLE XXXI to be carried by Tenant, and thereafter, at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance, including the Landlord and the then current managing agent as an additional insured, together with evidence of payment for the policy. Said policy or certificate shall contain an endorsement that such insurance may not be canceled except upon thirty
      (30) days notice to Landlord.

      31.3 Upon failure at any time on the part of Tenant to procure and deliver to Landlord the policy or certificate of insurance, as hereinabove provided, stamped "Premium Paid" by the issuing company at least thirty
      (30) days before the expiration of the prior insurance policy or certificate, if any, or to pay the premiums therefore, Landlord shall be at liberty, from time to time, as often as such failure shall occur, to procure such insurance and to pay the premium therefore, and any sums paid for insurance by Landlord shall be and become, and are hereby declared, to be Additional Rent hereunder for the collection of which Landlord shall have all the remedies provided for in this Lease or by law for the collection of rent. Payment by Landlord of such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release the default of Tenant with respect thereto. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a Default hereunder entitling Landlord by exercise any or all of the remedies as provided in this Lease in the event of Default.


                                  ARTICLE XXXII

32.   MECHANICS' LIENS

      32.1 Subject to paragraph 18.1(5) herein, any mechanic's lien filed against the Real Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be bonded or discharged by Tenant within five (5) days after notice of filing, at Tenant's expense. Notwithstanding anything herein to the contrary, Tenant shall forever indemnify and hold Landlord harmless from and against any and all claims arising from said liens including all costs, expenses, losses, fines and penalties, including, without limitation, reasonable attorneys fees related thereto or resulting therefrom. This clause shall survive the Term of this Lease.

      32.2 Neither Tenant nor anyone acting under color of authority of Tenant shall have any power, right or authority to bind Landlord to any act, contract or agreement which will impose, create or be deemed to be the basis for the imposition of a mechanic's lien or any other lien or claim upon or against the Premises, Building or Real Property or Landlord's interest therein. Landlord shall have nor responsibility or liability to Tenant or anyone acting under color of authority of Tenant, including, but not limited to, any contractor, subcontractor, supplier, materialman, workman, or other person, firm or corporation who shall participate in the construction of any improvements, additions, alterations, changes or replacements in, on or to the Premises.

                                 ARTICLE XXXIII

33.   NOTICE OF FIRE AND ACCIDENTS
      33.1 Tenant shall give Landlord immediate notice in case of fire or accident on the Premises or, in case of fire or accident involving Tenant, its servants, agents, employees, invitees, or licensees, in the Building or on the Real Property.

                                  ARTICLE XXXIV

34.   RELEASE OF LANDLORD

      34.1 The term "Landlord" as used in this Lease means only the owner for the time being of the Real Property or the lessee of a lease of the Real Property. In the event of any transfer of title to or lease of the Real Property, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord accruing from and after the date of said transfer hereunder and this Lease shall be deemed and construed as a covenant running with the Land without further agreement between the parties or their successors in interest.

      34.2 Landlord, as well as Landlord's owners, servants, employees, agents or licensees shall be under no personal or recourse liability with respect to any of the provisions of this Lease, and if Landlord is in breach or default with respect to its obligations or otherwise, Tenant shall look solely to the equity of Landlord in the Real Property for the satisfaction of Tenant's remedies. It is expressly understood and agreed that
      Landlord's liability under the terms, covenants, conditions, and obligations of this Lease shall in no event exceed the loss of its equity in the Real Property.


                                  ARTICLE XXXV

35.   USE OF SECURITY DEPOSIT

      35.1 In the event of a default of Tenant in respect of any of the terms, covenants or conditions of this Lease, without regard to any provision in this Lease regarding notice to cure, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Basic Rent, Additional Rent, or any other sum as to which Tenant is in default, or for any sum which Landlord may expend or may be required to expend by reason of Tenant's Default in respect to any of the terms, covenants, or conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Landlord may at any time or from time to time use, apply or retain the whole or any part of the Security Deposit as aforesaid, Tenant shall immediately restore the Security Deposit to the sum thereof prior to any such use, application or retention. In the event that Tenant shall fully and faithfully comply with all of the terms, covenants, and conditions of this Lease, the remaining amount of the Security Deposit shall be returned to Tenant, without interest, after the Termination Date and after delivery of possession of the entire Premises to Landlord.

      35.2 In the event of a sale of the Real Property or a leasing thereof, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee, as the case may be, and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit transferred to the new Landlord; and Tenant agrees to look to the new Landlord solely for the return of the Security Deposit; and it is agreed that the provisions thereof shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, or attempted encumbrance.


                                  ARTICLE XXXVI

36.   SIGNS

      36.1 Tenant shall have the right and privilege of erecting at the Premises only such exterior signs as are required by the Tenant for the purpose of identifying the Tenant, provided that the Tenant obtains prior written approval of Landlord, who shall have the absolute right to control the size, material, design and content of such signs which signs shall be consistent aesthetically with the signs erected or to be erected on or adjacent to the Building of which the Premises are a part. The said signs shall comply with the ordinances, rules, regulations, and/or standards of any applicable governmental boards and bureaus having jurisdiction thereof. The erection of such signs shall not cause any damage to the Building or its improvements, and in any event Tenant shall be responsible at its cost and expense for the repair of any such damage caused by sign installation as hereinabove referred to. It is expressly understood and agreed that the Tenant shall not erect roof signs, and at the termination of the Term and any renewal term, Tenant, at its cost shall remove all signs and repair all damage occasioned by said removal.

      36.2 Landlord will erect and maintain a directory identifying all tenants of the Building.


                                 ARTICLE XXXVII

37.   GLASS

      37.1 The Tenant expressly covenants and agrees to immediately replace any broken glass in the windows or other apertures of the Premises which may become damaged or destroyed at its cost and expense, unless said damage is the result of the acts of the Landlord, its agents, employees, servants and business invitees. Tenant covenants and agrees that it will either carry plate glass insurance or, in lieu thereof, Tenant will self insure and will, at its own cost and expense, replace the said plate glass hereinabove referred to. If Tenant obtains insurance coverage, it shall furnish to Landlord a certificate of insurance evidencing such coverage together with such renewals thereof, as shall be required during the Term of the Lease.


                                 ARTICLE XXXVIII

38.   HAZARDOUS WASTE, AIR, WATER AND GROUND POLLUTION

      38.1 Tenant hereby  warrants that its Standard  Industrial  Classification
      (SIC) code is . If Tenant's SIC code shall ever change it shall immediately notify Landlord of such change. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biological or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises, Building or Real Property any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies particularly to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease Term. The Tenant expressly covenants and agrees to indemnify, defend, and save the Landlord harmless against any claim, damage, liability, costs, penalties, or fines which the Landlord may suffer as a result of Air, Water or Ground Pollution (hereinafter referred to as ("Pollution") caused by the Tenant in its use of the Premises. The Tenant covenants and agrees to notify the Landlord immediately of any claim or notice served upon it with respect to any such claim that the Tenant is causing Pollution; and the Tenant, in any event, will take immediate steps to halt, remedy or cure any Pollution caused by the Tenant by its use of the Premises. The foregoing covenant shall survive the expiration or termination of the within Lease.


                                  ARTICLE XXXIX

39.   ISRA COMPLIANCE; CONDITION PRECEDENT TO ASSIGNMENT AND SUBLEASE

      39.1 Tenant shall not cause the Premises to be used as an "Industrial Establishment" as defined under the New Jersey Industrial Site Remediation Act, N.J.S.A. 13:1K-6 et seq. ("the Act") and all regulations promulgated pursuant to the Act. Tenant shall, at Tenant's own expense, comply with the Act, Tenant shall, at Tenant's own expense, provide all information within Tenant's control requested by Landlord or the Bureau of Industrial Site Evaluation for the preparation of submissions, declarations, reports and plans pursuant to the Act. If the New Jersey Department of Environmental Protection (DEP) or any successor agency shall determine that a clean-up plan be prepared and that a clean-up be undertaken because of any spills or discharges of hazardous substances or wastes at the Premises or elsewhere if Tenant or persons acting under Tenant or on behalf of Tenant caused such release, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and carry out the approved plans. Tenant shall indemnify, defend and save harmless Landlord from all costs, expenses, fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any such spills or discharges of hazardous substances or wastes at the Premises or elsewhere if caused by Tenant or persons acting under Tenant or on behalf of Tenant. Tenant's obligations and liability under this Paragraph shall survive the Term of this Lease and shall continue so long as Landlord remains responsible for any spills or discharges or hazardous substances or wastes at the Premises. Tenant also agrees to cooperate with the Landlord in obtaining ISRA approval.

      39.2 As a condition precedent to Tenant's right to sublet the Premises or to assign this Lease, Tenant shall, at Tenant's own expense, first comply with ISRA and all other Environmental Laws, and fulfill all of Tenant's environmental obligations under this Lease pursuant to this ARTICLE which also arise upon termination of Tenant's Lease Term. If this condition shall not be satisfied, the Landlord shall have the right to withhold consent to sublet or assignment.


                                   ARTICLE XL

40.   TENANT RELOCATION

                 40.1 Notwithstanding any other provisions of this Lease to the contrary, the Landlord reserves the right, from time to time upon 120 days advance written notice to the Tenant, to relocate Tenant to equivalent substituted space of approximately equal square footage in the Building. Such substituted space shall then constitute the Premises under this Lease and this Lease shall remain in full force and effect without modification except as may be appropriate to take into account any differences in the square footage of such substituted space. In such event the Landlord shall pay all of Tenant's reasonable costs of moving and reinstallation of telephone and other equipment in the substituted space. In addition, Landlord shall reimburse Tenant for decorating and preparation of the substituted space, in such manner as shall be similar or equal to that which existed in the Premises; and the reimbursement costs shall be so limited.

                 40.2 In the event Tenant shall fail or refuse to relocate to the substituted space when the same shall become available, then and thereafter, during the period of Tenant's continued occupancy in the Premises, Tenant shall be deemed and shall be a holdover tenant of the Premises and shall be liable to Landlord therefore as well as being liable to Landlord for its tenancy of the substituted space.


                                   ARTICLE XLI

41.   NET RENT

      41.1 It is agreed between Landlord and Tenant that, except as otherwise specifically provided in this Lease, the Basic Rent shall be absolutely net to Landlord, so that the Lease shall yield, net, to Landlord the Basic Rent specified on Page One hereof in each month during the term of the Lease, and any other costs or expense relating to the Leased Premises which may arise or become due during or following the Term of this Lease, shall be paid by the Tenant, in accordance with the terms hereof.





                                  ARTICLE XLII

42.   MISCELLANEOUS

      42.1 ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties, and any attempt hereafter made to change, modify, discharge, or effect an abandonment of it in whole or in part shall be void and ineffective unless in writing and signed by the party against whom enforcement of the change, modification, discharge, or abandonment is sought.

      42.2 JURY TRIAL WAIVER: Landlord and Tenant do hereby waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim, injury or damage, or any emergency or statutory remedy.

      42.3 FORCE MAJEURE: If, by reason any circumstance or condition constituting Excusable Delay, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply a service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay Basic Rent and Additional Rent hereunder shall in no way be affected, impaired, or excused.

      42.4 BROKER: Tenant represents that it has not dealt with any real estate broker in connection with this Lease, other than the Broker. Tenant indemnifies and holds Landlord harmless of and from any and all claims, liabilities, costs, or damages Landlord may incur as a result of a breach of this representation, or as a result of any claim asserted on the basis of allegations that would involve (if true) a breach of this representation.

      42.5 SEPARABILITY: If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by law.

      42.6       INTERPRETATION:

                 42.6.1 Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of covenants.

                 42.6.2 Words of any gender used in this Lease shall be held to include any other gender, and words in singular number shall be held to include the plural, when the sense requires.

                 42.6.3 All pronouns and any variations thereof shall be deemed to refer to the neuter, masculine, feminine, singular, or plural as the identity of the Tenant requires.

                 42.6.4 No rules of construction shall apply by reason of the identity of the draftsperson of the Lease. No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies in law or equity except as otherwise specifically provided. Each provision hereof shall be deemed both a covenant and a condition and shall run with the land.

                 42.6.5 If, and to the extent that, any of the provisions of any Rider to this Lease conflict or are otherwise inconsistent with any of the preceding provisions of this Lease, or of the Rules and Regulations appended to this Lease, whether or not such inconsistency is expressly noted in the Rider, the provisions of the Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

                 42.6.6 Tenant agrees that all of Tenant's covenants and agreements herein contained providing for the payment of money and Tenant's covenant to remove mechanics' liens shall be deemed conditions as well as covenants, and that if default be made in any such covenants, Landlord shall have all of the rights provided for herein.

                 42.6.7 The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

                 42.6.8 The covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns except as otherwise provided herein.

                 42.6.9 It is further understood and agreed that wherever the provisions of this Lease require that Landlord shall approve or consent, Landlord agrees not to unreasonably withhold such prompt approval and consent and wherever Tenant is required to do anything to the satisfaction of Landlord it shall be deemed except as set forth in ARTICLE XII that reasonable satisfaction of Landlord will be sufficient.

                 42.6.10 This Lease has been executed and delivered in the State of New Jersey and shall be construed in accordance with the laws of the State of New Jersey, and Landlord and Tenant acknowledge that all of the applicable statutes of the State of New Jersey are superimposed on the rights, duties, and obligations of Landlord and Tenant hereunder and this Lease shall not otherwise provide that which said statutes prohibit.

                 42.6.11 Landlord has made no representations or promises with respect to the Premises or the Real Property, except as expressly contained herein. Tenant has inspected the Premises and agrees to take the same in an "as is" condition, except as otherwise expressly set forth. Landlord shall have no obligation, except as herein set forth, to do any work in and to the Premises to render them ready for occupancy and use by Tenant.

                 42.6.12 Tenant shall not record this Lease or a memorandum thereof.

         42.7 FINANCIAL STATEMENTS: Tenant agrees at Landlord's request to file periodically with the Landlord or its mortgagee(s) copies of such financial information as is commercially reasonable in light of the request.

         42.8 PARKING: Tenant shall not use more than the number of undesignated parking spaces allotted and referred to in this Lease. ARTICLE XLIII

43.  LETTER OF CREDIT

      43.1 (a) On or before execution of this Lease, Tenant shall deposit with Landlord a Letter of Credit ("L/C") in the amount of nine thousand sixty three dollars and eighty eight cents ($9,063.88) (as such amount may be reduced in accordance with Section 43.6, the "L/C Amount") as security for the full and punctual performance by Tenant of Tenant's covenants and obligations under this Lease. Tenant may, at its option, convert the entire cash security deposit balance to an L/C. If the amount referred to above and hereafter shall then mean the new amount for all purposes.

                 (b) The L/C shall be (I) unconditional and irrevocable, (ii) issued by a bank acceptable to Landlord, (iii) payable at a branch located in New Jersey, (iv) payable to Landlord solely upon presentation of sight draft,
(v) transferable by the beneficiary without additional charge, (vi) payable in multiple drafts, (vii) subject to Section 43.3, for a period commencing upon issuance and expiring no earlier than (the "L/C Expiration Date") and (viii) in form reasonably acceptable to Landlord.

      43.2 If Tenant defaults in the performance and observance of any of the terms, covenants and conditions of this Lease (including, without limitation, the payment of Base Rent or, Additional Rent or any other sums due under this Lease, beyond the expiration of any applicable notice and grace period, Landlord may, at its option, draw upon the L/C, in whole or in part, or any funds then being held by Landlord as security or Tenant's obligations under this Lease, and use, apply or retain all or any portion of such money only to the extent required for the payment of any Basic Rent, or Additional Rent or any other sum as to which Tenant is in default whether such damages or deficiency accrue or accrues before or after summary proceedings or re-entry by Landlord. If Landlord draws upon the L/C of Credit, Tenant shall deposit with Landlord within five (5) business days thereafter a supplemental or new L/C meeting the same requirements set forth in Section 43.1 (a) and (b), or cash in credit issues on behalf of Tenant and then held by Landlord pursuant to this Article XLIII plus the amount of any cash deposited by Tenant (but excluding any cash proceeds of any L/C drawn by Landlord) shall not be less than the L/C Amount. In the event Tenant does not deposit with Landlord a supplemental or new L/C as provided hereinabove, Tenant shall be considered in Default of the Lease and Landlord reserves all of its rights as contained in this Lease.

      43.3 Notwithstanding anything in Section 43.1(b) to the contrary, Tenant may deliver a L/C that expires prior to the L/C Expiration Date, provided that
(i) such L/C shall be for a term of not less than one (1) year and expressly provides that the L/C shall automatically be renewed for successive one-year period unless the issuer shall have provided the beneficiary with written notice of such non-renewal at least thirty (30) days prior to the then expiration date of the L/C and (ii) at least thirty (30) days prior to the expiration of said L/C, Tenant shall deliver to Landlord a supplemental or new L/C meeting the same requirements set forth in Section 43.1(b). The failure of Tenant to timely deliver a new or supplemental L/C in accordance with the provisions of the
Article XLIII or Landlord's receipt of notice from the issuing bank that the L/C will not be renewed shall entitle Landlord to draw down the L/C and hold and apply such proceeds to Tenant on the terms and conditions of this Article XLIII.

      43.4 (a) If, at the L/C Expiration Date, Landlord has not drawn upon the L/C (unless Landlord shall have been prevented or restrained from doing so by the order of a court of jurisdiction), the L/C shall be returned to Tenant within thirty (30) business days thereafter.

                 (b) If, at the L/C Expiration Date, Landlord has the L/C drawn upon by Landlord, the proceeds which shall not be used, applied or retained by Landlord pursuant to Section 43.2 shall be returned to Tenant.

      43.5 In the event of a sale of the Building, Landlord shall transfer the L/C and the unutilized proceeds of any draw down thereof to the transferee and upon such transfer Landlord shall thereupon be released by Tenant from all liability for the return of such security. Tenant shall look solely to the new landlord for the return of the security. The provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. If sixty
(60) days prior to the date of such sale, Landlord shall be holding the L/C, Tenant shall upon thirty (30) days prior notice deliver a substitute L/C meeting the same requirements set forth in Section 43.1(b) and naming the new landlord as the new beneficiary thereof provided that Landlord simultaneously deliver to Tenant (or to the issuing bank) the L/C held by Landlord for cancellation. In the event Tenant shall fail to comply with its obligations to deliver a new L/C as set forth herein, Landlord may draw upon the L/C and transfer the proceeds thereof to the new landlord. If Landlord shall transfer the L/C in accordance with its term to the new landlord, Tenant shall pay Landlord all fees and charges of the issuer of the L/C within ten (10) days after demand therefor.

43.6 Tenant shall not assign or encumber or attempt to assign or encumber the L/C or any moneys drawn from such L/C and neither Landlord nor its successors or assigns shall be bound by such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event that any bankruptcy, insolvency, reorganization or other debtor-creditor proceedings shall be instituted by or against Tenant, its successors or assigns, or any guarantor of Tenant hereunder, Landlord may draw upon the L/C, in whole or in part, and use, apply or retain all or a portion of such money for the payment of any rent as to which Tenant is in default for periods prior to the institution of such proceedings and the balance, if any, shall be held by Landlord in accordance with Section 43.4(b).

      IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.


WITNESS:                                     LANDLORD:
                                              REGENT PARK ASSOCIATES
                                              By: Janfel-Regent Park Corp.


/s/ Linda Haneveld                            /s/ Peter Schofel
-------------------                           ----------------------------------
                                              By: Peter Schofel, Vice President


WITNESS:                                      TENANT:
                                              American Disease
                                              Management Associates



/s/ Linda Haneveld                            /s/ Bruce Blake
-------------------                           ----------------------------------
                                              By: Bruce Blake, President